                                                                      EXHIBIT 21

                              TELEFLEX INCORPORATED
                                  SUBSIDIARIES

        SUBSIDIARY                                     JURISDICTION                       PARENT                    PERCENTAGE
                                                     OF INCORPORATION
1950 Williams Drive, LLC                                   Delaware               TFX Equities                          100
924593 Ontario Limited                                     Ontario                Teleflex                              81 (1)
Advanced Thermodynamics Corporation                        Ontario                924593 Ontario                        100
Access Medical S.A.                                        France                 TFX International S.A.                100
AeroForge Corporation                                      Indiana                TFX Equities                          100
Air Cargo Equipment Corporation                            Delaware               Telair (CA)                           100
Airfoil Management Company                                 Delaware               TFX Equities                          100
Airfoil Management Limited                                 UK                     Sermatech (U.K.) Limited              100
Airfoil Technologies (Florida), Inc.                       Delaware               Aviation Product Support, Inc.        51 (2)
Airfoil Technologies International LLC                     Delaware               TFX Equities                          51 (3)
Airfoil Technologies Singapore PTE LTD                     Singapore              Airfoil Technologies Internat'l       100
American General Aircraft Holding Co., Inc.                Delaware               Teleflex                              74
Asept Inmed S.A.                                           France                 TFX International S.A.                100
Astraflex BVBA                                             Belgium                TFX Group Ltd.                        99 (4)
Astraflex Limited                                          UK                     TFX Group Ltd.                        100
Aunic Engineering Limited                                  UK                     Sermatech (U.K.) Limited              100
Aviation Product Support, Inc.                             Delaware               Airfoil Technologies Internat'l       60  (5)
Bavaria Cargo Technologie GmbH                             Germany                Telair International GmbH             100
Blue Armor International, Ltd.                             Maryland               Sermatech                             100
Capro de Mexico, S.A. de C.V.                              Mexico                 TFX International Corp.               99.99 (6)
Capro Inc.                                                 Texas                  Teleflex                              100
Capro-Casiraghi S.r.l.                                     Italy                  Capro                                 80 (7)
CCT De'Couper Industries, Inc.                             Michigan               Comcorp Technologies, Inc.            100
CCT Plymouth Stamping Company                              Michigan               Comcorp Technologies, Inc.            100
CCT Thomas Die & Stamping, Inc.                            Michigan               CCT De'Couper Industries, Inc.        100
Cepco Precision Company of Canada, Inc.                    Canada                 Sermatech Engineering                 100
Cetrek Engineering Ltd.                                    UK                     Cetrek Ltd.                           100
Cetrek Inc.                                                Massachusetts          Teleflex                              100
Cetrek Limited                                             UK                     TFX International Ltd.                100
Chemtronics International Ltd.                             UK                     Sermatech (U.K.) Limited              100
Claes Johansson Automotive AB                              Sweden                 Teleflex                              30 (8)
Claes Johansson Components AB                              Sweden                 Claes Johansson Automotive AB         100
Comcorp Inc.                                               Michigan               Teleflex                              100
Comcorp Technologies, Inc.                                 Michigan               Teleflex                              100
Comfort Pedals, Inc.                                       Michigan               Comcorp, Inc.                         100
Compart Automotive B.V.                                    The Netherlands        United Parts Group N.V.               100
Entech, Inc.                                               New Jersey             TFX Equities                          100
Franklin Medical Ltd.                                      UK                     TFX Group Ltd.                        100
G-Tel Aviation Limited                                     UK                     Sermatech (U.K.) Limited              50
Gamut Technology, Inc.                                     Texas                  Capro                                 100
Gas-Path Technology, Inc.                                  Delaware               Teleflex                              100
Gator-Gard Incorporated                                    Delaware               Sermatech                             100
GFI Control Systems, Inc.                                  Ontario                924593 Ontario                        100
Inmed (Malaysia) Holdings Sdn. Berhad                      Malaysia               Willy Rusch AG                        100
Inmed Acquisition, Inc.                                    Delaware               Teleflex                              100
Inmed Corporation (9)                                      Georgia                Teleflex                              100
Inmed Corporation (U.K.) Ltd.                              UK                     TFX Group Ltd.                        100
Intelligent Applications Limited                           UK                     TFX Group Ltd.                        100
Kaufman Industries Limited                                 Maryland               Sermatech                             100
Kordial S.A.                                               France                 TFX International S.A.                100
Lehr Precision, Inc.                                       Ohio                   Teleflex                              100
Lipac Liebinzeller Verpackungs-GmbH                        Germany                Willy Rusch AG                        100
Mal Tool & Engineering Limited                             UK                     TFX Group Ltd.                        100
Meddig Medizintechnik Vertriebs-GmbH                       Germany                Rusch G B                             87.5
Medical Service Vertriebs-GmbH                             Germany                Willy Rusch AG                        100

                                                                      EXHIBIT 21

                              TELEFLEX INCORPORATED
                                  SUBSIDIARIES

        SUBSIDIARY                                     JURISDICTION                       PARENT                    PERCENTAGE
                                                     OF INCORPORATION
Mediland Rusch Care S.r.l.                                 Italy                  Rusch Italia S.A.R.L.                 100
Norland Plastics Company                                   Delaware               TFX Equities                          100
Phosphor Products Co. Limited                              UK                     TFX International Ltd.                100
Pilling Weck Chiurgische Produkte GmbH                     Germany                TFX Holding GmbH                      100
Pilling Weck Incorporated                                  Delaware               Teleflex                              100
Pilling Weck Incorporated                                  Pennsylvania           Teleflex                              100
Pilling Weck (Asia) PTE Ltd. (10)                          Singapore              Pilling Weck (PA)                     99.99
Pilling Weck (Canada)Inc.                                  Canada                 924593 Ontario                        50.5 (11)
Pilling Weck n.v.                                          Belgium                TFX International S.A.                100
Primaklimat AB                                             Sweden                 Claes Johansson Components AB         100
Rigel Compasses Limited                                    UK                     TFX International Ltd.                100
Rusch Asia Pacific Sdn. Berhad                             Malaysia               Inmed (Malaysia) Holdings             100
Rusch AVT Medical Private Limited                          India                  TFX Equities                          50
Rusch (UK) Ltd.                                            UK                     TFX Group Ltd.                        100
Rusch Austria Ges.mbH                                      Austria                Teleflex Holding GmbH (Austria)       100
Rusch France S.A.R.L.                                      France                 Rusch G B                             100
Rusch Inc.                                                 Delaware               Rusch G B                             100
Rusch Hospital (12)                                        Germany                Willy Rusch AG                        100
Rusch Hospital S.r.l.                                      Italy                  Rusch Italia S.A.R.L.                 100
Rusch Italia S.A.R.L.                                      Italy                  Willy Rusch AG                        100
Rusch Manufacturing (UK) Ltd.                              UK                     TFX Group Ltd.                        100
Rusch Manufacturing Sdn. Berhad                            Malaysia               Inmed (Malaysia) Holdings             96.5
Rusch Medical, S.A. (13)                                   France                 TFX International S.A.                100
Rusch Mexico, S.A. de C.V.                                 Mexico                 Teleflex                              99 (14)
Rusch Sdn. Berhad                                          Malaysia               Inmed (Malaysia) Holdings             96.5
Rusch Uruguay Ltda.                                        Uruguay                Rusch G B                             60
Rusch-Pilling Limited                                      Canada                 Willy Rusch AG                        50.5 (15)
Rusch-Pilling S.A.                                         France                 TFX International S.A.                100
S. Asferg Hospitalsartikler ApS                            Denmark                Teleflex                              100
Scandinavian Bellyloading Company AB                       Sweden                 Telair International GmbH             100
Scandinavian Bellyloading Internat'l, Inc.                 California             Teleflex                              100
Sermatech (Canada) Inc.                                    Canada                 924593 Ontario                        100
Sermatech de Mexico s. de R.L. de C.V.                     Mexico                 Sermatech                             100
Sermatech Engineering Group, Inc.                          Delaware               Teleflex                              100
Sermatech Gas-Path (Asia) Ltd.                             Thailand               Sermatech                             100
Sermatech (Germany) GmbH                                   Germany                TFX Holding GmbH                      100
Sermatech International Incorporated                       PA                     Teleflex                              100
Sermatech Korea, Ltd.                                      Korea                  Sermatech                             51% (16)
Sermatech-Mal Tool SARL                                    France                 TFX International S.A.                100 (17)
Sermatech Repair Services Limited                          UK                     Airfoil Technologies Internat'l       60 (18)
Sermatech-Tourolle S.A.                                    France                 TFX International S.A.                100
Sermatech (U.K.) Limited                                   UK                     TFX Group Ltd.                        100
SermeTel Technical Services (STS) GmbH                     Germany                TFX Holding GmbH                      100
Simal S.A.                                                 Belgium                TFX International S.A.                100
SSI Surgical Services, Inc. (19)                           New York               TFX Equities                          85
Technology Holding Company                                 Delaware               TFX Equities                          100
Technology Holding Company II                              Delaware               Technology Holding Company III        100
Technology Holding Company III                             Delaware               Techsonic Industries, Inc.            66 (20)
Techsonic Industries, Inc.                                 Alabama                Teleflex                              100
Telair International GmbH                                  Germany                TFX Holding GmbH                      100
Telair International Incorporated(21)                      California             Teleflex                              100
Telair International Incorporated                          Delaware               Teleflex                              100
Telair International Services GmbH (22)                    Germany                Bavaria Cargo Technologie             100
Telair International Services PTE LTD                      Singapore              Telair (CA)                           70.5 (23)
Teleflex (Canada) Limited                                  Canada(B.C.)           924593 Ontario                        100

                                                                      EXHIBIT 21

                              TELEFLEX INCORPORATED
                                  SUBSIDIARIES

        SUBSIDIARY                                     JURISDICTION                       PARENT                    PERCENTAGE
                                                     OF INCORPORATION
Teleflex Automotive de Mexico S.A. de C.V.                 Mexico                 TFX Equities                          99.9 (24)
Teleflex Automotive Manufacturing Corporation              Delaware               Teleflex                              100
Teleflex do Brasil S.A.                                    Brasil                 TFX Equities                          80% (25)
Teleflex Fluid Systems, Inc.                               Connecticut            Teleflex                              100
Teleflex Holding GmbH (Austria)                            Austria                Teleflex Incorporated                 59 (26)
Teleflex Machine Products, Inc.                            Delaware               Teleflex Fluid                        100
TFX Acquisition, Inc.                                      Delaware               Teleflex                              100
TFX Automotive LTD (27)                                    UK                     TFX Group Ltd.                        100
TFX Engineering Ltd.                                       Bermuda                Teleflex Holding GmbH (Austria)       100
TFX Equities Incorporated                                  Delaware               Teleflex                              100
TFX Financial Services (UK)                                UK                     TFX Engineering Ltd. (Bermuda)        100
TFX Foreign Sales Corporation                              Barbados               TFX International Corp.               100
TFX Group Limited                                          UK                     Teleflex Holding GmbH (Austria)       100
TFX Holding GmbH                                           Germany                Teleflex Holding GmbH (Austria)       100
TFX International Corporation                              Delaware               Teleflex                              100
TFX International Limited                                  UK                     TFX Group Ltd.                        100
TFX International S. A.                                    France                 Teleflex                              100
TFX Marine Incorporated                                    Delaware               Teleflex                              100
TFX Medical Incorporated                                   Delaware               Teleflex                              100
TFX Medical Wire Products, Inc.                            Delaware               TFX Equities                          100
TFX Scandinavia AB (28)                                    Sweden                 Teleflex                              100
The ISPA Company                                           Maryland               Sermatech                             100
Top Surgical GmbH                                          Germany                PW Chiurgische Produkte GmbH          100
Turbine Technology Services Corporation                    New York               Sermatech                             100
United Parts Automotive Engineering GmbH                   Germany                UPDC Systems (Holding) GmbH           100
United Parts Driver's Control Systems AB                   Sweden                 Telair International GmbH             100
United Parts Driver Control Systems B.V.                   The Netherlands        United Parts Group N.V.               100
United Parts Driver Control Systems (UK) Ltd.              UK                     TFX Group Ltd.                        100
United Parts Driver Control Systems (Holding) GmbH         Germany                United Parts Group N.V.               94 (29)
United Parts de Mexico SA de CV                            Mexico                 United Parts Group N.V.               99.998 (30)
United Parts France S.A.                                   France                 TFX International S.A.                100
United Parts Group N.V.                                    The Netherlands        Telair International GmbH             100
United Parts FHS Automobile Systeme GmbH                   Germany                UPDC Systems (Holding) GmbH           99.9  (31)
United Parts s.a.                                          France                 TFX International s.a.                100
United Parts Slovakia sro                                  Slovakia               UPDC Systems BV                       100
Victor Huber GmbH                                          Germany                Teleflex                              100
Weck Closure Systems LLC                                   Delaware               Pilling Weck Incorporated (DE)        100
Willy Rusch AG                                             Germany                TFX Holding GmbH                      100
Willy Rusch Grundstucks und
 Beteiligungs AG + Co KG ("Rusch G B")                     Germany                Willy Rusch AG                        99.8 (32)

 1.  14% owned by Sermatech and 5% owned by Pilling Weck (PA).

 2.  49% owned by Sermatech International Incorporated.

 3.  49% owned by General Electric Company

 4.  1% owned by Teleflex Fluid Systems, Inc.

 5.  40% owned by TFX Equities

 6.  One share (.002%) is owned by TFX Equities

 7.  20% owned by Alberto Casiraghi.

 8. 60.59% owned by On-Invest AB, 8.01% owned by Wirab Innovation AB, 1.40% owned by Thomas Lojdquist (see On-Invest Agreement)

 9.  Trades under name "Rusch Inc."

10. Formerly Rusch-Pilling (Asia) PTE LTD. -- 13 shares owned by Eric Cheong Pak Koon, 27 shares owned by Jim Yoncheck

11.  49.5% owned by Rusch G B.

12.  Formerly Asid Bonz GmbH

13.  Formerly Europe Medical, S.A.

                                                                      EXHIBIT 21

                              TELEFLEX INCORPORATED
                                  SUBSIDIARIES

        SUBSIDIARY                                     JURISDICTION                       PARENT                    PERCENTAGE
                                                     OF INCORPORATION

14.  1% owned by Rusch Inc.

15.  49.5% owned by 924593 Ontario.

16.  49% owned by Aerospace Industries Ltd.

17.  Formerly Mal Tool & Engineering SARL.

18.  40% owned by TFX Equities.

19.  Formerly Medical Sterilization, Inc.

20.  34% owned by ten other subsidiary companies.

21.  Formerly The Talley Corporation. Trades under name "Teleflex Control
     Systems."

22.  Formerly Telair Cargo Electronic Systems GmbH.

23.  29.5% owned by TPA PTE LTD & Mr. Chan.

24.  One share (.001%) is owned by TFX International Corporation

25. 20% owned by Fania-Fabrica Nacional de Instrumentos Para Auto Veiculos ("Fania")

26. 16% owned by TFX International Corporation, 9% by Inmed Corporation, 7% by TFX Equities Incorporated, 6% by Telair International Incorporated (DE), and 3% by Sermatech International Incorporated

27.  Formerly S.J. Clark (Cables) Limited. Trades under name "Clarks Cables".

28.  Formerly TX Controls AB.

29.  6% owned by Compart Automotive B.V.

30.  0.002% owned by Compart Automotive B.V.

31.  0.1% owned by Arminium Treuhand.

32.  Two shares (.2%) are owned by Inmed Corporation.